Net Loss per Share	12 Months Ended
Aug. 25, 2017
Earnings Per Share [Abstract]
Net Loss per Share
(13)	Net Loss Per Share

Basic net loss per ordinary share is calculated by dividing net loss by the weighted average of ordinary shares outstanding during the period. Diluted net loss per ordinary share is calculated by dividing the net loss by the weighted average of ordinary shares and dilutive potential ordinary shares outstanding during the period. Dilutive potential ordinary shares consist of dilutive shares issuable upon the exercise of outstanding stock options and vesting of RSUs computed using the treasury stock method. The dilutive weighted shares are excluded from the computation of diluted net loss per share when a net loss is recorded for the period as their effect would be anti-dilutive.

The following table sets forth for all periods presented the computation of basic and diluted net loss per ordinary share, including the reconciliation of the numerator and denominator used in the calculation of basic and diluted net loss per share (dollars and shares in thousands, except per share data):

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Numerator:
Net loss	$(7,795)	$(19,960)	$(46,451)
Denominator:
Weighted average ordinary shares, basic and diluted	15,785	13,841	13,833
Basic and diluted loss per share	$(0.49)	$(1.44)	$(3.36)
Anti-dilutive weighted shares excluded from the computation of diluted net loss per share	1,302	2,084	1,141